John Hancock Trust Supplement dated April 13, 2009 to the Prospectus dated May 1, 2008

The Money Market Trust and the Money Market Trust B (each a “Money Market Fund,” and collectively, the “Money Market Funds”) currently participate in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds as described in a supplement to the prospectus dated December 5, 2008. The Program was originally schedule to terminate on December 18, 2008 but then was extended through April 30, 2009. The Treasury announced on March 31, 2009 that the Program was extended again through September 18, 2009. On April 9, 2009 the Board of Trustees of the Trust determined not to continue to participate in the Program as extended through September 18, 2009. Therefore, effective May 1, 2009, shareholders previously covered by a Money Market Fund’s participation in the Program will no longer be covered by the Program.